Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Genesis Technology Group, Inc. on Form 10-KSB for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof, I, Adam Wasserman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

January 16, 2007

/S/ Adam Wasserman
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Adam Wasserman,
Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to Genesis Technology Group, Inc. and will be retained by Genesis Technology Group, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]